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                       Prudential Multi-Sector Fund, Inc.
                     Supplement dated November 14, 1996 to
                         Prospectus dated June 28, 1996
    The following information supplements ``How the Fund Invests--Other Investments and Policies--When-Issued and Delayed Delivery Securities'' and ``--Short Selling'' in the Prospectus:
    In circumstances where the Fund's custodian maintains a segregated account of the Fund for the purchase of when-issued or delayed delivery securities or for short selling, the funds to be maintained in a segregated account include cash, U.S. Government securities, equity securities or other liquid, unencumbered assets, marked-to-market daily, having a value equal to or greater than the Fund's commitments.
    The following information supplements ``How the Fund Invests--Other Investments and Policies--Securities Lending'' in the Prospectus:
    On October 30, 1996, shareholders approved changes in the Fund's investment restrictions to enable the Fund to lend its portfolio securities to brokers, dealers and financial institutions provided that outstanding loans (i) do not exceed in the aggregate 30% of the value of the Fund's total assets, (ii) are callable at any time by the Fund and (iii) are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.
    The following information supplements ``How the Fund is Managed--Manager'' in the Prospectus:
    The current portfolio managers of the Fund are Gregory Goldberg and Jeffrey Rose, CFA. Mr. Goldberg is a Managing Director and Mr. Rose is an Assistant Portfolio Manager of Prudential Investments, a business group of The Prudential Insurance Company of America. Mr. Rose is responsible for day-to-day management and stock selection for the Fund under the supervision of Mr. Goldberg, who remains responsible for overall portfolio strategy for the Fund. Mr. Goldberg has managed the Fund's portfolio since March 1994. Mr. Goldberg was previously employed by Daiwa International Capital Management (January 1988-December 1993) as a portfolio manager for institutional clients. Prior thereto, he was employed by Industrial Bank of Japan (October 1986-January 1988). Mr. Goldberg also serves as the portfolio manager of Prudential Allocation Fund. Mr. Rose joined Prudential Investments in June 1994 as an equity analyst. Prior thereto, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group (May 1992--June 1994) and was previously employed as an independent consultant from September 1991 to May 1992 and by JP Morgan from July 1985 to June 1989 as a portfolio manager for the firm's accounts.
MF 142C-2 (11/14/96)